COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                                June 30, 2004        December 31, 2003*
                                                                                -------------        ------------------
                                                                                 (unaudited)
                                 ASSETS
  Cash and due from banks, noninterest-bearing                                   $ 12,936,662           $ 14,400,034
  Interest-bearing deposits in other banks                                                  -              3,993,331
                                                                                -------------          -------------
    Total cash and cash equivalents                                                12,936,662             18,393,365
  Securities:
    Available for sale (amortized cost of $45,866,038 in June 2004
     and $43,180,913 in December 2003)                                             45,544,754             43,613,112
    Held to maturity (estimated market value of $2,997,265 in June
     2004 and $3,889,736 in December 2003)                                          3,016,187              3,806,376
  FHLB stock                                                                        4,654,300              4,154,400
  Loans held for sale                                                               6,270,315              6,375,275

  Loans                                                                           434,822,516            404,820,362
    Less allowance for loan losses                                                  3,918,635              3,447,002
                                                                                -------------          -------------
      Net loans                                                                   430,903,881            401,373,360

  Accrued interest receivable                                                       1,901,822              1,852,366
  Premises and equipment, net                                                       8,490,409              8,665,698
  Goodwill                                                                          1,461,543              1,461,543
  Other assets                                                                     12,696,290             12,741,394
                                                                                -------------          -------------
          Total assets                                                          $ 527,876,163          $ 502,436,889
                                                                                =============          =============

                  LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                      $ 380,595,343          $ 367,202,433
  Short-term borrowings                                                            36,359,543             41,416,785
  Escrow deposits                                                                     357,285                199,433
  Accrued interest payable                                                            193,389                180,067
  Accrued expenses and other liabilities                                            2,893,978              2,207,003
  Long-term obligations                                                            63,085,258             48,087,770
                                                                                -------------          -------------
       Total liabilities                                                          483,484,796            459,293,491
                                                                                -------------          -------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                        -                      -
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,860,764 and 2,849,447 shares issued and outstanding                           2,860,764              2,849,447
  Additional paid-in capital                                                        2,673,233              2,638,044
  Accumulated other comprehensive income                                             (212,047)               285,251
  Retained earnings                                                                39,069,417             37,370,656
                                                                                -------------          -------------
       Total stockholders' equity                                                  44,391,367             43,143,398
                                                                                -------------          -------------
          Total liabilities and stockholders' equity                            $ 527,876,163          $ 502,436,889
                                                                                =============          =============

Book value per common share                                                           $ 15.52                $ 15.14
                                                                                =============          =============

*Derived from audited consolidated financial statements.

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                                      Three Months Ended            Six Months Ended
                                                          June 30,                       June 30,
                                                      2004           2003          2004           2003
                                                  ------------   ------------   ----------     -----------
Interest income:
  Loans ....................................... $  6,091,877    $  6,572,050   $ 12,036,711    $ 13,136,122
  Securities ..................................      556,521         528,897      1,118,604       1,131,988
  Other .......................................        7,886          14,185         17,767          23,991
  Dividends on FHLB stock .....................       37,371          37,849         73,107          83,424
                                                ------------    ------------   ------------    ------------
       Total interest income ..................    6,693,655       7,152,981     13,246,189      14,375,525
                                                ------------    ------------   ------------    ------------
Interest expense:
  Deposits ....................................    1,471,973       1,904,065      2,978,798       3,942,326
  Borrowed funds ..............................      692,385         889,958      1,364,395       1,781,900
                                                ------------    ------------   ------------    ------------
       Total interest expense .................    2,164,358       2,794,023      4,343,193       5,724,226
                                                ------------    ------------   ------------    ------------

Net interest income ...........................    4,529,297       4,358,958      8,902,996       8,651,299
Provision for loan losses .....................      300,000         180,000        520,000         380,000
                                                ------------    ------------   ------------    ------------
       Net interest income after provision for
        loan losses                                4,229,297       4,178,958      8,382,996       8,271,299
                                                ------------    ------------   ------------    ------------

Noninterest income:
   Gain on sale of loans ......................      697,290       1,156,740      1,277,459       2,134,197
   Service charges and fees on loans ..........      122,385         153,269        192,098         302,420
   Deposit-related fees .......................      394,447         376,644        758,540         633,515
   Bank-owned life insurance earnings .........       84,405          89,910        171,013         186,984
   Other income, net ..........................       58,841          41,879        103,749          94,004
                                                ------------    ------------   ------------    ------------
       Total noninterest income ...............    1,357,368       1,818,442      2,502,859       3,351,120
                                                ------------    ------------   ------------    ------------

Noninterest expense:
   Compensation and fringe benefits ...........    2,409,441       2,478,979      4,705,847       4,747,569
   Occupancy and equipment ....................      810,112         660,138      1,634,417       1,307,569
   Professional and examination fees ..........       93,055         112,461        224,276         213,708
   Advertising ................................      117,990         145,541        242,970         266,097
   Real estate owned ..........................       (1,527)         15,651         (1,096)         33,541
   Other ......................................      494,951         466,964      1,018,051         929,517
                                                ------------    ------------   ------------    ------------
     Total noninterest expenses ...............    3,924,022       3,879,734      7,824,465       7,498,001
                                                ------------    ------------   ------------    ------------
Income before income taxes ....................    1,662,643       2,117,666      3,061,390       4,124,418
Income tax expense ............................      539,061         694,427      1,019,337       1,313,529
                                                ------------    ------------   ------------    ------------

Net income .................................... $  1,123,582    $  1,423,239   $  2,042,053    $  2,810,889
                                                ============    ============   ============    ============
   Basic ...................................... $       0.39    $       0.50   $       0.71    $       0.99
                                                ============    ============   ============    ============
   Diluted .................................... $       0.39    $       0.49   $       0.70    $       0.97
                                                ============    ============   ============    ============

Weighted average common shares outstanding:
   Basic ......................................    2,860,764       2,847,847      2,858,152       2,846,313
                                                ============    ============   ============    ============
   Diluted ....................................    2,909,148       2,895,190      2,911,248       2,891,285
                                                ============    ============   ============    ============

AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.

                                                                                   For the three months ended
                                                                  JUNE 30, 2004                            JUNE 30, 2003
                                                   ------------------------------------------  -------------------------------------
(Dollars in thousands)                                                             Average                                 Average
                                                       Average                     Yield/        Average                    Yield/
                                                       Balance        Interest      Cost         Balance       Interest      Cost
                                                   ---------------- ------------ ------------  ------------  ----------- -----------
Interest-earning assets:
   Interest-bearing deposits in other banks                 $3,413           $ 8       0.94%        $4,983       $ 14        1.12%
   Securities:
      Available for sale                                    46,997           516       4.39%        37,715        436        4.62%
      Held to maturity                                       3,320            41       4.94%         7,254         93        5.13%
   FHLB stock                                                4,302            37       3.44%         3,798         38        4.00%
   Loan portfolio                                          432,420         6,092       5.64%       424,247      6,572        6.20%
                                                   ---------------  ------------               -----------  ---------
    Total interest-earning assets                          490,452         6,694       5.46%       477,997      7,153        5.99%

Non-interest earning assets                                 28,003                                  27,861
                                                   ---------------                             -----------
Total assets                                              $518,455                                $505,858
                                                   ===============                             ===========


Interest-bearing liabilities:
   Deposits                                                348,247         1,472       1.69%       348,301      1,904        2.19%
   Borrowed funds                                           92,551           693       3.00%        90,803        890        3.92%
                                                   ---------------  ------------               -----------  ---------
    Total interest-bearing liabilities                     440,798        $2,165       1.96%       439,104     $2,794        2.55%
                                                                    ------------                            ---------

Non-interest bearing liabilities                            32,830                                  26,059
                                                   ---------------                             -----------

    Total liabilities                                      473,628                                 465,163
    Stockholders' equity                                    44,827                                  40,695
                                                   ---------------                             -----------
Total liabilities and stockholders' equity                $518,455                                $505,858
                                                   ===============                             ===========

Net interest income                                                       $4,529                               $4,359
                                                                    ============                            =========

Interest rate spread                                                                   3.50%                                 3.44%
                                                                                ===========                            ==========

Net yield on interest-earning assets                                                   3.69%                                 3.65%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                                        111.3%                                108.9%
                                                                                ===========                            ==========